SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) January 27, 2000
                                                          ----------------

                       LATIN AMERICAN CASINOS, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE               33-43423             65-0159115
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         (State or other         (Commission         (I.R.S. Employer
         jurisdiction of          File Number)      Identification No.)
           formation)


               200 N.E. 164TH STREET, NORTH MIAMI, FL           33162
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               (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code (305) 945-9300
                                                           ---------------------


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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     1. The Registrant reports the death of Lloyd Lyons, the Chairman and Chief Executive Officer of the Company on January 27, 2000.

     2. The following additions and changes were made to the Board of Directors of the Registrant:

         a. Jeffrey Felder was elected to the Board of Directors to fulfill the unexpired term of Lloyd Lyons.

         b. Geraldine Lyons was elected to the Board of Directors to fulfill the unexpired term of Donald P. Schiffour.

     3.  The following persons were elected as Officers of the Company:

         a. Jeffrey Felder was elected President and Chief Executive Officer to replace Lloyd Lyons.

         b. Geraldine Lyons was elected Chief Financial Officer to replace Donald P. Schiffour.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                             Latin American Casinos, Inc.
                                             (Registrant)

      1/4/00                                 /s/ JEFFREY FELDER
--------------------                         -----------------------------
Date                                             Jeffrey Felder, President

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